                                                                    Exhibit 99.1


                      STATEMENT OF CHIEF EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                    SS. 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report of Fortis Benefits Insurance Company (the "Company") on Form 10-K for the period ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, the undersigned Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

     1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Robert B. Pollock
-------------------------------------------
Robert B. Pollock
Chief Executive Officer
March 27, 2003